Exhibit 99.1

Research Solutions Reports Preliminary Financial Results for Fiscal Fourth Quarter and Full Year 2016

On a Preliminary Basis, Total Article Galaxy Revenue Increased by 13% to a Record $24.1 Million in Fiscal 2016, with 59 Article Galaxy SaaS Platform Deployments at Year End

ENCINO, Calif. – September 7, 2016 – Research Solutions, Inc. (OTCQB: RSSS), a pioneer in providing on-demand access to scientific, technical and medical (STM) information for life science companies, academic institutions, and other research intensive organizations, reported preliminary results for its fiscal fourth quarter and full year ended June 30, 2016. All quarterly comparisons are to the same year-ago quarter.

Beginning this quarter, the company has begun to report its Article Galaxy’s subscriptions and transactions results separately: Article Galaxy SaaS Platforms represent customer deployments that provide premium access to Article Galaxy on a subscription basis, and Article Galaxy Transactions that represent all customer transactions conducted via both premium and standard access.

Fiscal Fourth Quarter 2016 Highlights

•	Total revenue was up 10% to 8.3 million, with adjusted EBITDA up 61% to $162,000.

•	Active Article Galaxy Transaction customer accounts increased 12% to 909.

•	Article Galaxy transactions increased 17% to a 192,000, increasing related revenue by 12% to $6.0 Million and gross profit up 8% to $1.3 million. (See definitions of transactions and active customer accounts in the section, “About Transactions and Active Customer Accounts,” below.)

Fiscal Full Year 2016 Highlights

•	Total revenue was up 8% to a $34.4 million, with adjusted EBITDA lower by 37% to $389,000.

•	Number of Article Galaxy SaaS Platform deployments increased 210% to 59, increasing related revenue by 127% to $402,000, and subscription-based annual billing run-rate by 146% to $581,000.

•	Article Galaxy transactions increased 23% to 742,000, driving related revenue up 12% to a record $23.7 Million and gross profit up 4% to $5.3 million.

•	Active Article Galaxy Transaction customer accounts increased 14% to 873, with corporate customer up 9% to 733, and academic customers up 48% to 140.

•	Cash and equivalents at June 30, 2016 totaled $6.1 million versus $1.4 million at June 30, 2015

Management Commentary

“Throughout fiscal 2016, Article Galaxy platform deployments and transactions continued to gain momentum,” said Research Solutions president and CEO, Peter Derycz. “These strong results reflect our increasing focus on our newer line of higher margin, subscription-based Article Galaxy SaaS Platform deployments that provide premium features and functionality for our customers.

“In fact, by yearend, we had 59 premium platform deployments, or nearly three times more than last year, which were generating an annual run rate of $581,000 in subscription-based revenue. We has previously combined Article Galaxy Transactions and SaaS Platforms into one line, but now given this significant amount of subscription revenue and the difference in gross margin, it seemed appropriate to begin breaking it out.

“Further, we’re very excited about how this new business line is developing. While revenue from Article Galaxy Transactions is still many times greater than revenue from Article Galaxy SaaS Platforms, Article Galaxy SaaS Platforms gross margin has been at 82%, or about four times Article Galaxy Transactions at 22%. Further, while Article Galaxy Transactions represent repeat revenue, Article Galaxy SaaS Platforms generate more predicable recurring revenue and reflects the strengthening leverage in our business model.”

Preliminary Fiscal Fourth Quarter and Full Year 2016 Financial Summary Tables

The following financial summary tables are preliminary and may be updated with the filing of the company’s upcoming Annual Report on Form 10-K for the year ended June 30, 2016. The company plans to release on Tuesday, September, 20, 2016 its complete financial results for the year ended June 30, 2016, which will be available in the investor relations section of the company’s website at www.researchsolutions.com.

	Quarter Ended June 30,
	2016	2015	Change	% Change
Revenue:
Article Galaxy SaaS Platforms	$129,963	$32,000	$97,963	306.1%
Article Galaxy Transactions	6,025,972	5,382,124	643,848	12.0%
Reprints and ePrints	2,141,466	2,166,382	(24,916)	-1.2%
Total Revenue	8,297,401	7,580,506	716,895	9.5%

Gross profit:
Article Galaxy SaaS Platforms	106,537	24,256		0.0%
Article Galaxy Transactions	1,323,080	1,220,826	102,254	8.4%
Reprints and ePrints	155,385	218,095	(62,710)	-28.8%
Total Gross profit	1,585,002	1,463,177	39,544	2.7%

Gross profit as a % of revenue:
Article Galaxy SaaS Platforms	82.0%	75.8%	6.2%
Article Galaxy Transactions	22.0%	22.7%	-0.7%
Reprints and ePrints	7.3%	10.1%	-2.8%
Total Gross profit	19.1%	19.3%	-0.2%

General and Administrative Expenses	1,423,069	1,362,790	(60,279)	-4.4%
Depreciation and Amortization	29,702	16,934	(12,768)	-75.4%
Stock-based Compensation	162,192	506,634	344,442	68.0%
Foreign Currency Translation Loss	994	4,004	3,010	75.2%
Total Operating Expenses	1,615,957	1,890,362	274,405	14.5%

Income (loss) from operations	(30,955)	(427,185)	396,230	92.8%

Net (loss) from continuing operations	(52,989)	(439,257)	386,268	87.9%
Net income from discontinued operations	-	163,453	(163,453)	-100.0%
Net income (loss)	(52,989)	(275,804)	222,815	80.8%

Adjusted EBITDA (a Non-GAAP term, see definition and discussion, below)	161,933	100,387	61,546	61.3%

Article Galaxy Transactions:
Transaction Count	$191,376	$163,137	$28,239	17.3%
Corporate Customers	756	704	52	7.4%
Academic Customers	153	107	46	43.0%
Total Customers	909	811	98	12.1%

	Year Ended June 30,
	2016	2015	Change	% Change
Revenue:
Article Galaxy SaaS Platforms	$402,038	$176,873	$225,165	127.3%
Article Galaxy Transactions	23,690,073	21,200,101	2,489,972	11.7%
Reprints and ePrints	10,271,834	10,523,169	(251,335)	-2.4%
Total Revenue	34,363,945	31,900,143	2,463,802	7.7%

Gross profit:
Article Galaxy SaaS Platforms	328,116	140,296	187,820	133.9%
Article Galaxy Transactions	5,306,527	5,088,938	217,589	4.3%
Reprints and ePrints	866,022	946,967	(80,945)	-8.5%
Total Gross profit	6,500,665	6,176,201	324,464	5.3%

Gross profit as a % of revenue:
Article Galaxy SaaS Platforms	81.6%	79.3%	2.3%
Article Galaxy Transactions	22.4%	24.0%	-1.6%
Reprints and ePrints	8.4%	9.0%	-0.6%
Total Gross profit	18.9%	19.4%	-0.4%

General and Administrative Expenses	6,111,345	5,563,040	(548,305)	-9.9%
Depreciation and Amortization	90,846	174,819	83,973	48.0%
Stock-based Compensation	713,890	834,672	120,782	14.5%
Foreign Currency Translation Loss	5,287	98,122	92,835	94.6%
Total Operating Expenses	6,921,368	6,670,653	(250,715)	-3.8%

Income (loss) from operations	(420,703)	(494,452)	73,749	14.9%

Net (loss) from continuing operations	(497,858)	(542,185)	44,327	8.2%
Net income from discontinued operations	-	1,316,404	(1,316,404)	-100.0%
Net income (loss)	(497,858)	774,219	(1,272,077)	-164.3%

Adjusted EBITDA (a non-GAAP term)	389,320	613,161	(223,841)	-36.5%

Article Galaxy SaaS Platforms:
Annual License Billing Run Rate	$580,902	$236,424	$344,478	146%
Deployments	59	19	40	211%
Article Galaxy Transactions:
Transaction Count	$741,849	$602,413	$139,436	23.1%
Corporate Customers	733	673	60	8.9%
Academic Customers	140	95	46	48.0%
Total Customers	873	768	106	13.8%

Conference Call

Research Solutions president and CEO, Peter Derycz, and CFO Alan Urban will host an investor conference call on September 20, 2016 to discuss the company’s results and the outlook, followed by a question and answer period. Complete financial results will be issued in a press release prior to the call.

Date:	Tuesday, September 20, 2016
Time:	4:30 p.m. Eastern time (1:30 p.m. Pacific time)
Toll-free dial-in number:	1-855-327-6837
International dial-in number:	1-631-891-4304
Conference ID:	10001638

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization.

The conference call will be broadcast live and available for replay here, as well via the investor relations section of the company’s website at www.researchsolutions.com.

A replay of the conference call will be available after 8:00 p.m. Eastern time on the same day through October 14, 2016.

Toll-free replay number:	1-877-870-5176
International replay number:	1-858-384-5517
Replay ID:	10001638

About Article Galaxy SaaS Platform

Article Galaxy is cloud-based SaaS solution that consists of proprietary software and Internet-based interfaces that allow customers to initiate orders, manage transactions, obtain reporting, automate authentication, improve seamless connectivity to corporate intranets, and enhance the information resources they already own, or have access to via subscriptions or internal libraries, as well as organize workgroups to collaborate around scientific information.

As a cloud-based SaaS solution, Article Galaxy is deployed as a single system across the company’s entire customer base. Customers access Article Galaxy securely through online web interfaces and via web service APIs, which enable customers to leverage Article Galaxy features and functionality from within proprietary and other 3rd party software systems. Article Galaxy can also be configured to satisfy a customer’s individual preferences in areas such as user experience, business processes, and spend management. As a SaaS solution, Article Galaxy benefits from efficiencies in scalability, stability and development costs, resulting in significant advantages versus multiple instance or installed desktop software alternatives. The company leverages these technical efficiencies to fuel rapid innovation and competitive advantage.

About Article Galaxy Transactions and Active Customer Accounts

The company defines a transaction as an order for a unit of copyrighted content fulfilled or managed in Article Galaxy. An Active Customer Accounts are defined as the sum of the average whole and partial customers for the respective quarter or year. A whole customer is one with at least one Article Galaxy transaction in every month of the respective quarter or year. A partial customer is one with at least one Article Galaxy transaction in one or more months, but not every month of the respective quarter or year.

For example, if a customer has at least one transaction in every month of the quarter, they are counted as a whole customer. However, if they have at least one transaction in only one of the three months of the quarter, they are counted as a partial customer (one third of a customer).

On an annual basis, if a customer has at least one transaction in every month of the year, they are counted as a whole customer. However, if they have at least one transaction in only six of the 12 months of the year, they are counted as a partial customer (one half of a customer).

Use of Non-GAAP Measure – Adjusted EBITDA

Research Solutions’ management evaluates and makes operating decisions using various financial metrics. In addition to our GAAP results, management also considers the non-GAAP measure of Adjusted EBITDA. Management believes that this non-GAAP measure provides useful information about our operating results.

The attached tables provide a reconciliation of this non-GAAP financial measure with the most directly comparable GAAP financial measure. Adjusted EBITDA is defined as net income (loss), plus interest expense, other income (expense), foreign currency transaction loss, provision for income taxes, depreciation and amortization, stock-based compensation, income (loss) from discontinued operations, and other potential adjustments that may arise.

On a preliminary basis, set forth below is a reconciliation of Adjusted EBITDA to net income (loss):

	Quarter Ended June 30,		Year Ended June 30,
	2016	2015	2016	2015
Net Income (loss)	$(52,989)	$(275,804)	$(497,858)	$774,219
Add (deduct):
Interest expense	3,000	6,390	17,382	18,056
Other (income) expense	13,382	(317)	31,611	(1,215)
Foreign currency translation loss	994	4,004	5,287	98,122
Provision for income taxes	5,652	5,999	28,162	30,892
Depreciation and amortization	29,702	16,934	90,846	174,819
Stock-based compensation	162,192	506,634	713,890	834,672
(Income) loss from discontinued operations	-	(163,453)	-	(1,316,404)
Adjusted EBITDA	$161,933	$100,387	$389,320	$613,161

About Research Solutions

Research Solutions, Inc. (RSSS) is a pioneer in providing on-demand access to scientific, technical, and medical (STM) information for life science companies, academic institutions and other research-intensive organizations. More than 70 percent of the top 25 pharmaceutical companies in the world rely on services powered by Research Solutions’ wholly owned subsidiary, Reprints Desk, Inc. Article Galaxy, the company's cloud-based solution, gives customers access to the over one million newly published articles each year in addition to tens of millions of articles previously published, helping them to create and speed discoveries, save time and money, and remain copyright-compliant. Research Solutions has arrangements with numerous STM content publishers that allow electronic access and distribution of their content. In addition to serving end users of content, the company also serves STM publishers by facilitating compliance with applicable copyright laws. For more information about Research Solutions, visit www.researchsolutions.com.

About Reprints Desk

Reprints Desk improves how journal articles and clinical reprints are accessed, procured, and legally used in evidence-based promotions, medical affairs, and scientific, technical, and medical (STM) research. Organizations fueled by intellectual property choose Reprints Desk because of its collaborative business approach, efficient article supply system and services, and commitment to quality post-sales support. Reprints Desk has ranked #1 in every Document Delivery Vendor Scorecard from industry analyst and advisory firm Outsell Inc. since 2008. For more information about Reprints Desk, visit www.reprintsdesk.com.

Cautionary Note Regarding Forward-Looking Statements

Certain matters discussed in this press release may be forward-looking statements. Such matters involve risks and uncertainties that may cause actual results to differ materially, including the following: changes in economic conditions; general competitive factors; acceptance of the Company's products in the market; the Company's success in obtaining new customers; the Company's success in technology and product development; the Company's ability to execute its business model and strategic plans; the Company's success in integrating acquired entities and assets, and all the risks and related information described from time to time in the Company's filings with the Securities and Exchange Commission ("SEC"), including the financial statements and related information contained in the Company's Annual Report on Form 10-K and interim Quarterly Reports on Form 10-Q. The Company assumes no obligation to update the cautionary information in this release.

Investor Relations Contact:

Alan Urban, CFO

Research Solutions, Inc.

Tel +1 (818) 646-2202

ir@researchsolutions.com

Media Contact:

Ian Palmer, Chief Sales and Marketing Officer

Research Solutions, Inc.

Tel +1 (415) 533-8308

ipalmer@reprintsdesk.com

Preliminary Full Year 2016 Financial Results

The following financial results are preliminary and may be updated with the filing of the company’s upcoming Annual Report on Form 10-K for the year ended June 30, 2016. In addition, the following preliminary financial results should be read in conjunction with the financial statements and accompanying notes in the company’s Annual Report on Form 10-K for the periods ended June 30, 2016 to be filed by the company with the Securities and Exchange Commission and viewable at www.sec.gov. The company plans to release on Tuesday, September, 20, 2016 its complete financial results for the year ended June 30, 2016, which will be available in the investor relations section of the company’s website at www.researchsolutions.com.

Research Solutions, Inc. and Subsidiaries

Preliminary Consolidated Balance Sheets

	Preliminary	Audited
	June 30, 2016	June 30, 2015
Assets
Current assets:
Cash and cash equivalents	$6,076,875	$1,354,158
Accounts receivable, net of allowance of $52,084 and $69,731, respectively	5,761,860	5,162,184
Prepaid expenses and other current assets	164,610	70,195
Prepaid royalties	173,665	372,581
Total current assets	12,177,010	6,959,118

Other assets:
Property and equipment, net of accumulated depreciation of $642,051 and $585,410, respectively	82,207	83,238
Intangible assets, net of accumulated amortization of $546,679 and $513,605, respectively	104,848	-
Deposits and other assets	7,594	9,471
Total assets	$12,371,659	$7,051,827

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$5,690,768	$5,611,453
Deferred revenue	639,834	347,558
Total current liabilities	6,330,602	5,959,011

Commitments and contingencies

Stockholders’ equity:
Preferred stock; $0.001 par value; 20,000,000 shares authorized; no shares issued and outstanding	-	-
Common stock; $0.001 par value; 100,000,000 shares authorized; 23,809,593 and 18,242,125 shares issued and outstanding, respectively	23,810	18,242
Additional paid-in capital	21,642,763	16,188,358
Accumulated deficit	(15,582,295)	(15,084,437)
Accumulated other comprehensive loss	(43,221)	(29,347)
Total stockholders’ equity	6,041,057	1,092,816
Total liabilities and stockholders’ equity	$12,371,659	$7,051,827

Research Solutions, Inc. and Subsidiaries

Preliminary Consolidated Statements of Operations and Other Comprehensive Income (Loss)

	Preliminary Year Ended June 30, 2016	Audited Year Ended June 30, 2015

Revenue	$34,363,945	$31,900,143
Cost of revenue	27,863,280	25,723,942
Gross profit	6,500,665	6,176,201

Operating expenses:
Selling, general and administrative	6,830,522	6,495,834
Depreciation and amortization	90,846	174,819
Total operating expenses	6,921,368	6,670,653
Loss from operations	(420,703)	(494,452)

Other expenses:
Interest expense	(17,382)	(18,056)
Other income (expense)	(31,611)	1,215
Total other expenses	(48,993)	(16,841)

Loss from continuing operations before provision for income taxes	(469,696)	(511,293)
Provision for income taxes	(28,162)	(30,892)

Loss from continuing operations	(497,858)	(542,185)

Discontinued operations:
Loss from discontinued operations	-	(395,344)
Gain from deconsolidation of former French subsidiary	-	1,711,748
Income from discontinued operations	-	1,316,404

Net income (loss)	(497,858)	774,219

Other comprehensive income (loss):
Foreign currency translation	(13,874)	(10,764)
Comprehensive income (loss)	$(511,732)	$763,455

Basic income (loss) per common share:
Loss per share from continuing operations	$(0.03)	$(0.03)
Income (loss) per share from discontinued operations	$-	$0.07
Net income (loss) per share	$(0.03)	$0.04
Basic weighted average common shares outstanding	17,769,827	17,445,812

Diluted income (loss) per common share:
Loss per share from continuing operations	$(0.03)	$(0.03)
Income (loss) per share from discontinued operations	$-	$0.07
Net income (loss) per share	$(0.03)	$0.04
Diluted weighted average common shares outstanding	17,769,827	17,962,157

Research Solutions, Inc. and Subsidiaries

Preliminary Consolidated Statement of Stockholders' Equity

For the Years Ended June 30, 2016 and 2015

			Additional		Other	Total
	Common Stock		Paid-in	Accumulated	Comprehensive	Stockholders'
	Shares	Amount	Capital	Deficit	Income	Equity

Balance, July 1, 2014	17,600,242	17,600	15,406,033	(15,858,656)	16,097	(418,926)

Fair value of vested stock options	-	-	488,437	-	-	488,437

Fair value of common stock issued for services	50,000	50	52,450	-	-	52,500

Fair value of vested restricted common stock	647,353	647	239,456			240,103

Repurchase of common stock	(55,470)	(55)	(51,650)	-	-	(51,705)

Modification cost of warrants issued to directors	-	-	53,632	-	-	53,632

Elimination of cumulative translation adjustment upon deconsolidation of former French subsidiary	-	-	-	-	(34,680)	(34,680)

Net loss	-	-	-	774,219	-	774,219

Foreign currency translation	-	-	-	-	(10,764)	(10,764)

Balance, June 30, 2015	18,242,125	18,242	16,188,358	(15,084,437)	(29,347)	1,092,816

Fair value of vested stock options	-	-	305,734	-	-	305,734

Common stock issued for cash	5,200,000	5,200	4,778,630	-	-	4,783,830

Fair value of vested restricted common stock	414,366	415	377,926			378,341

Repurchase of common stock	(46,898)	(47)	(37,700)	-	-	(37,747)

Modification cost of options issued to directors	-	-	29,815	-	-	29,815

Net loss	-	-	-	(497,858)	-	(497,858)

Foreign currency translation	-	-	-	-	(13,874)	(13,874)

Balance, June 30, 2016	23,809,593	$23,810	$21,642,763	$(15,582,295)	$(43,221)	$6,041,057

Research Solutions, Inc. and Subsidiaries

Preliminary Consolidated Statements of Cash Flows

	Preliminary Year Ended June 30, 2016	Audited Year Ended June 30, 2015
Cash flow from operating activities:
Net income (loss)	$(497,858)	$774,219
Adjustment to reconcile net income (loss) to net cash provided by (used in) operating activities of continuing operations:
Loss from discontinued operations	-	395,344
Gain from deconsolidation of former French subsidiary	-	(1,711,748)
Depreciation and amortization	90,846	174,819
Fair value of vested stock options	305,734	488,437
Fair value of common stock issued for services	-	52,500
Fair value of vested restricted common stock	378,341	240,103
Modification cost of warrants issued to directors	-	53,632
Modification cost of options issued to directors	29,815	-
Changes in operating assets and liabilities:
Accounts receivable	(599,676)	(894,950)
Prepaid expenses and other current assets	(94,415)	12,836
Prepaid royalties	198,916	180,108
Deposits and other assets	1,877	238
Accounts payable and accrued expenses	79,315	(138,241)
Deferred revenue	292,276	75,311
Net cash provided by (used in) operating activities from continuing operations	185,171	(297,392)
Net cash used in operating activities of discontinued operations	-	(34,503)
Net cash provided by (used in) operating activities	185,171	(331,895)

Cash flow from investing activities:
Purchase of property and equipment	(58,376)	(67,555)
Purchase of intangible assets	(137,922)	(27,666)
Net cash used in investing activities from continuing operations	(196,298)	(95,221)

Cash flow from financing activities:
Common stock issued for cash	4,783,830	-
Advance under line of credit	1,000,000	2,000,000
Payment under line of credit	(1,000,000)	(2,000,000)
Common stock repurchase and retirement	(37,747)	(51,705)
Net cash provided by (used in) financing activities of continuing operations	4,746,083	(51,705)
Net cash used in financing activities of discontinued operations	-	(67,515)
Net cash provided by (used in) financing activities	4,746,083	(119,220)

Effect of exchange rate changes	(12,239)	15,827
Net increase (decrease) in cash and cash equivalents	4,722,717	(530,509)
Cash and cash equivalents, beginning of period	1,354,158	1,884,667
Cash and cash equivalents, end of period	$6,076,875	$1,354,158

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$28,162	$30,892
Cash paid for interest	$17,382	$18,056